FelCor Lodging Trust Incorporated

Supplemental Information

Three and Six Months Ended June 30, 2007

Date of Issuance July 31, 2007

All dollar amounts shown in this report are in U.S. dollars unless otherwise noted.

This Supplemental Information is neither an offer to sell nor a solicitation to buy any securities of FelCor. Any offers to sell or solicitations to buy any securities of FelCor shall be made only by means of a prospectus.

FelCor Lodging Trust Incorporated

Supplemental Information

Three and Six Months Ended June 30, 2007

TABLE OF CONTENTS

PAGE

CORPORATE DATA

About the Company	3
Board of Directors and Executive Officers	4
Equity Research Coverage	5

FINANCIAL HIGHLIGHTS

Supplemental Financial Data	6
Consolidated Statements of Operations	7
Discontinued Operations	8
Non-GAAP Financial Measures	8
Debt Summary	17

PORTFOLIO DATA

Portfolio Distribution	19
Detailed Operating Statistics by Brand	20
Detailed Operating Statistics for FelCor’s Top Markets	21
Pro Rata Share of Rooms Owned	22
Capital Expenditures	22
Renovation Completion Schedule	23
Projected Renovation Program Summary	25
Unconsolidated Operations	25
Hotels Sold in 2007	26

This supplement contains registered trademarks owned or licensed by companies other than us, which may include, but are not limited to, Crowne Plaza®, Disneyland®, Doubletree®, Doubletree Guest Suites®, Embassy Suites Hotels®, Hampton Inn®, Hilton®, Hilton Suites®, Holiday Inn®, Holiday Inn & Suites®, Holiday Inn Express & Suites®, Holiday Inn Select®, Sheraton®, Sheraton Suites®, Walt Disney World® and Westin®.

With the exception of historical information, the matters discussed in this news release include “forward-looking statements” within the meaning of the federal securities laws. These forward-looking statements are identified by their use of terms and phrases such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “will,” “continue” and other similar terms and phrases, including references to assumption and forecasts of future results. Forward-looking statements are not guarantees of future performance. Numerous risks and uncertainties, and the occurrence of future events, may cause actual results to differ materially from those anticipated at the time the forward-looking statements are made. General economic conditions, operating risks associated with the hotel business, the impact of U.S. military involvement in the Middle East and elsewhere, future acts of terrorism, the impact on the travel industry of increased fuel prices and security precautions, the impact that the bankruptcy of additional major air carriers may have on our revenues and receivables, the availability of capital, the ability to effect sales of non-strategic hotels at anticipated prices, the cyclical nature of the real estate markets, our ability to continue to qualify as a Real Estate Investment Trust for federal income tax purposes and numerous other factors may affect future results, performance and achievements. Certain of these risks and uncertainties are described in greater detail in our filings with the Securities and Exchange Commission. Although we believe our current expectations to be based upon reasonable assumptions, we can give no assurance that our expectations will be attained or that actual results will not differ materially. We undertake no obligation to update any forward-looking statement to conform the statement to actual results or changes in our expectations.

FelCor Lodging Trust Incorporated

Supplemental Information

Three and Six Months Ended June 30, 2007

CORPORATE DATA

About the Company

In 1994, FelCor Lodging Trust Incorporated, a real estate investment trust (REIT), went public with six hotels, and a market capitalization of $120 million.  We are now the nation’s largest owner of upper upscale, all-suite hotels. At June 30, 2007, our portfolio was comprised of 83 consolidated hotels in continuing operations located in 23 states and Canada. For these hotels, the operating revenues and expenses are reflected in our consolidated statements of operations because of our majority ownership interests of the operating lessees of these hotels. We also owned 50 percent joint venture interests in five hotels whose operations were accounted for using the equity method. We owned 65 upper upscale hotels and were the largest owner of Embassy Suites Hotels and Doubletree Guest Suites hotels. We had an enterprise value of approximately $3.5 billion.

Strategy

Our long-term strategic plan is to own a diversified portfolio of high quality, upscale hotels flagged under leading brands and then increase shareholder value and return on invested capital by maximizing the use of our real estate and enhancing cash flow. We continually examine our portfolio to address issues of market supply and concentration of risk. In order to achieve our strategic objectives, we have identified three goals: Portfolio Repositioning and Debt Reduction; Internal Growth consisting of a comprehensive renovation program, redevelopment projects and a new asset management approach; and External Growth.

Public Ratings
	Corporate	Senior Debt	Preferred Stock
Moody’s	Ba3	Ba3	B2
Standard & Poors	BB-	B+	B-

Stock Exchange Listing

Common Stock (NYSE: FCH)

$1.95 Series A Cumulative Convertible Preferred Stock (NYSE: FCHPRA)

8% Series C Cumulative Redeemable Preferred Stock (NYSE: FCHPRC)

Fiscal Year End

December 31

Number of employees

72

Corporate Headquarters

545 E. John Carpenter Frwy., Suite 1300

Irving, TX 75062

(972) 444-4900

Investor/Media Relations Contact

Stephen A. Schafer

Vice President Strategic Planning & Investor Relations

(972) 444-4912

sschafer@felcor.com

Information Request

information@felcor.com

FelCor Lodging Trust Incorporated

Supplemental Information

Three and Six Months Ended June 30, 2007

Board of Directors

Thomas J. Corcoran, Jr.

Chairman of the Board, FelCor Lodging Trust Incorporated

Melinda J. Bush, C.H.A.

Chairman and Chief Executive Officer, HRW Holdings, LLC

Robert F. Cotter

President, Kerzner International Holdings Limited

Richard S. Ellwood

Private Investor

Thomas C. Hendrick

Executive Vice President of Acquisitions and Development, Kor Group

David C. Kloeppel

Executive Vice President and Chief Financial Officer, Gaylord Entertainment Company

Charles A. Ledsinger, Jr.

Vice Chairman and Chief Executive Officer, Choice Hotels International

Robert H. Lutz, Jr.

President, RL Investments, Inc.

Robert A. Mathewson

President, RGC, Inc.

Richard A. Smith

President and Chief Executive Officer, FelCor Lodging Trust Incorporated

Executive Officers

Richard A. Smith, President and Chief Executive Officer

Michael A. DeNicola, Executive Vice President and Chief Investment Officer

Troy A. Pentecost, Executive Vice President, Director of Asset Management

Andrew J. Welch, Executive Vice President and Chief Financial Officer

Jonathan H. Yellen, Executive Vice President, General Counsel and Secretary

FelCor Lodging Trust Incorporated

Supplemental Information

Three and Six Months Ended June 30, 2007

Equity Research Coverage

Firm	Analyst	Telephone

Citigroup Smith Barney	Joshua Attie	(212) 816-1533

Deutsche Bank North America	Chris Woronka	(212) 250-5815

Friedman, Billings, Ramsey & Co.	Gustavo Sarago	(703) 469-1042

Green Street Advisors	John V. Arabia	(949) 640-8780

JPMorgan	Harry C. Curtis	(212) 622-6610

Lehman Brothers	Felicia R. Hendrix	(212) 526-5562

Merrill Lynch	Amanda Bryant	(212) 449-2922

Morgan, Keegan & Co.	Napoleon Overton	(901) 579-4865

Stifel, Nicolaus & Company	Rod F. Petrik	(410) 454-4131

UBS (US)	William B. Truelove	(212) 713-8825

Wachovia Securities	Jeffrey J. Donnelly	(617) 603-4262

FelCor Lodging Trust Incorporated

Supplemental Information

Three and Six Months Ended June 30, 2007

FINANCIAL HIGHLIGHTS

Supplemental Financial Data

(in thousands, except per share information, ratios and percentages)

	June 30,	December 31,
Total Enterprise Value	2007	2006
Common shares outstanding	62,471	62,052
Units outstanding	1,354	1,355
Combined shares and units outstanding	63,825	63,407
Common stock price at end of period	$26.03	$21.84
Common equity capitalization	$1,661,365	$1,384,809
Series A preferred stock	309,362	309,362
Series C preferred stock	169,412	169,412
Consolidated debt	1,297,699	1,369,153
Minority interest of consolidated debt	(7,434)	(8,150)
Pro rata share of unconsolidated debt	96,813	98,731
Cash and cash equivalents	(188,626)	(124,179)
Total enterprise value (TEV)	$3,338,591	$3,199,138

Dividends Per Share
Dividends declared (year to date):
Common stock	$0.55	$0.80
Series A preferred stock	0.975	1.95
Series C preferred stock (depositary shares)	1.00	2.00

Selected Balance Sheet Data
Investment in hotels, net	$2,139,372	$2,044,285
Hotels held for sale	-	133,801
Total cash and cash equivalents	188,626	124,179
Total assets	2,556,234	2,583,249
Total debt	1,297,699	1,369,153
Total stockholders’ equity	1,056,124	1,010,931
Total stockholders equity less preferred equity	577,350	532,157
Book value per common share outstanding	9.24	8.58

.

FelCor Lodging Trust Incorporated

Supplemental Information

Three and Six Months Ended June 30, 2007

Consolidated Statements of Operations

(in thousands, except per share data)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2007	2006	2007	2006
Revenues:
Hotel operating revenue:
Room	$216,813	$210,980	$421,135	$418,966
Food and beverage	35,212	34,689	66,985	65,103
Other operating departments	13,504	13,568	25,948	26,549
Other revenue	322	27	452	56
Total revenues	265,851	259,264	514,520	510,674

Expenses:
Hotel departmental expenses:
Room	53,058	51,562	101,841	100,977
Food and beverage	26,655	25,541	51,190	49,201
Other operating departments	5,835	6,010	10,782	11,954
Other property related costs	68,584	66,846	137,142	135,704
Management and franchise fees	13,943	14,214	27,066	27,437
Taxes, insurance and lease expense	31,422	28,868	60,651	55,400
Abandoned projects	-	-	22	-
Corporate expenses	5,255	5,562	12,041	11,366
Depreciation	27,155	23,742	52,205	46,179
Total operating expenses	231,907	222,345	452,940	438,218

Operating income	33,944	36,919	61,580	72,456
Interest expense, net	(23,207)	(28,308)	(46,079)	(58,816)
Charge-off of deferred financing costs	-	(295)	-	(962)
Early extinguishment of debt, net	-	(438)	-	(438)
Income before equity in income from unconsolidated entities, minority interests and gain on sale of assets	10,737	7,878	15,501	12,240
Equity in income from unconsolidated entities	3,710	3,812	16,480	5,760
Minority interests	79	844	116	1,285
Gain on sale of condominiums	14,858	-	18,139	-
Income from continuing operations	29,384	12,534	50,236	19,285
Discontinued operations	25,792	(2,389)	34,099	712
Net income	55,176	10,145	84,335	19,997
Preferred dividends	(9,678)	(9,678)	(19,356)	(19,356)
Net income applicable to common stockholders	$45,498	$467	$64,979	$641

Basic per common share data:
Net income from continuing operations	$0.32	$0.05	$0.50	$-
Net income	$0.74	$0.01	$1.06	$0.01
Basic weighted average common shares outstanding	61,587	60,355	61,511	60,066
Diluted per common share data:
Net income from continuing operations	$0.32	$0.05	$0.50	$-
Net income	$0.73	$0.01	$1.05	$0.01
Diluted weighted average common shares outstanding	62,032	60,626	61,899	60,066
Cash dividends declared on common stock	$0.30	$0.20	$0.55	$0.35

FelCor Lodging Trust Incorporated

Supplemental Information

Three and Six Months Ended June 30, 2007

Discontinued Operations

(in thousands)

Discontinued operations include the results of operations of 11 hotels sold in 2007 and 31 hotels sold in 2006. Condensed financial information for the hotels included in discontinued operations is as follows:

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2007	2006	2007	2006
Operating revenue	$10,949	$58,088	$26,447	$122,089
Operating expenses	(6,215)	(59,032)	(18,094)	(118,278)
Operating income (loss)	4,734	(944)	8,353	3,811
Interest income (expense), net	6	(317)	(19)	(643)
Gain (loss) on sale of hotels, net of income tax	22,457	(1,785)	28,488	(2,862)
Debt extinguishment	-	-	(901)	-
Minority interests	(1,405)	657	(1,822)	406
Income (loss) from discontinued operations	25,792	(2,389)	34,099	712
Depreciation and amortization, net of minority interest	14	4,280	14	9,118
Minority interest in FelCor LP	559	(23)	740	(63)
Interest expense, net of minority interests	-	314	27	629
EBITDA from discontinued operations	26,365	2,182	34,880	10,396
Loss (gain) on sale of hotels, net of income tax and minority interests	(21,799)	1,785	(27,830)	2,862
Impairment loss, net of minority interests	-	8,341	-	8,3411
Charges related to early extinguishment of debt, net of minority interests	-	-	811	-
Adjusted EBITDA from discontinued operations	$4,566	$12,308	$7,861	$21,599

Non-GAAP Financial Measures

We refer in this supplement to certain “non-GAAP financial measures.” These measures, including FFO, Adjusted FFO, EBITDA, Adjusted EBITDA, Same-Store EBITDA, Hotel EBITDA and Hotel EBITDA margin, are measures of our financial performance that are not calculated and presented in accordance with generally accepted accounting principles (“GAAP”). The following tables reconcile each of these non-GAAP measures to the most comparable GAAP financial measure. Immediately following the reconciliations, we include a discussion of why we believe these measures are useful supplemental measures of our performance and the limitations of such measures.

FelCor Lodging Trust Incorporated

Supplemental Information

Three and Six Months Ended June 30, 2007

Non-GAAP Financial Measures (continued)

Reconciliation of Net Income to FFO and Adjusted FFO

(in thousands, except per share and unit data)

	Three Months Ended June 30,
	2007			2006
	Dollars	Shares	Per Share Amount	Dollars	Shares	Per Share Amount
Net income	$55,176			$10,145
Preferred dividends	(9,678)			(9,678)
Net income applicable to common stockholders	45,498	62,032	$0.73	467	60,626	$0.01
Depreciation, continuing operations	27,155	-	0.44	23,742	-	0.39
Depreciation, unconsolidated entities and discontinued operations	2,848	-	0.05	6,964	-	0.11
Loss (gain) on sale of hotels, net of income tax and minority interests	(21,799)	-	(0.35)	1,785	-	0.03
Minority interest in FelCor LP	985	1,355	(0.01)	16	2,102	(0.01)
FFO	54,687			32,974
Impairment loss, net of minority interests	-	-	-	8,341	-	0.13
Charges related to early extinguishment of debt, net of minority interests	-	-	-	803	-	0.01
Adjusted FFO	54,687			42,118
Preferred dividends on Series A Preferred Stock	6,279	9,985	(0.03)	6,279	9,985	-
Adjusted FFO for per share calculation assuming Series A Preferred Stock conversion(a)	$60,966	73,372	$0.83	$48,397	72,713	$0.67

(a)

For calculation of Adjusted FFO per share it is more dilutive to assume the conversion of our Series A Preferred Stock into common stock when our quarterly adjusted FFO per share calculation exceeds 63 cents per share.

FelCor Lodging Trust Incorporated

Supplemental Information

Three and Six Months Ended June 30, 2007

Non-GAAP Financial Measures (continued)

Reconciliation of Net Income to FFO and Adjusted FFO

(in thousands, except per share and unit data)

	Six Months Ended June 30,
	2007			2006
	Dollars	Shares	Per Share Amount	Dollars	Shares	Per Share Amount
Net income	$84,335			$19,997
Preferred dividends	(19,356)			(19,356)
Net income applicable to common stockholders	64,979	61,899	$1.05	641	60,066	$0.01
Depreciation, continuing operations	52,205	-	0.84	46,179	-	0.77
Depreciation, unconsolidated entities and discontinued operations	5,711	-	0.09	14,601	-	0.24
Loss (gain) on sale of hotels, net of income tax and minority interests	(27,830)	-	(0.45)	2,862	-	0.05
Gain on sale of hotels in unconsolidated entities	(11,182)	-	(0.18)	-	-	-
Minority interest in FelCor LP	1,412	1,355	(0.01)	24	2,381	(0.04)
Conversion of options and unvested restricted stock	-	-	-	-	260	-
FFO	85,295			64,307
Impairment loss, net of minority interest	-	-	-	8,341	-	0.13
Abandoned projects	22	-	-	-	-	-
Charges related to debt extinguishment, net of minority interest	811	-	0.01	1,470	-	0.02
Adjusted FFO	86,128			$74,118	62,707	$1.18
Preferred dividends on Series A Preferred Stock	12,558	9,985	-
Adjusted FFO for per share calculation assuming Series A Preferred Stock conversion(a)	$98,686	73,239	$1.35

(a)

For calculation of Adjusted FFO per share it is more dilutive to assume the conversion of our Series A Preferred Stock into common stock when our adjusted FFO per share for six months exceeds $1.26 per share.

FelCor Lodging Trust Incorporated

Supplemental Information

Three and Six Months Ended June 30, 2007

Non-GAAP Financial Measures (continued)

Reconciliation of Net Income to EBITDA, Adjusted EBITDA and Same-Store EBITDA

(in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2007	2006	2007	2006
Net income	$55,176	$10,145	$84,335	$19,997
Depreciation, continuing operations	27,155	23,742	52,205	46,179
Depreciation, unconsolidated entities and discontinued operations	2,848	6,964	5,711	14,601
Minority interest in FelCor Lodging LP	985	16	1,412	24
Interest expense	24,627	29,155	48,746	60,452
Interest expense, unconsolidated entities and discontinued operations	1,489	1,928	3,063	3,856
Amortization expense	1,207	908	2,614	1,897
EBITDA	113,487	72,858	198,086	147,006
Gain on sale of hotels, net of income tax and minority interests	(21,799)	1,785	(27,830)	2,862
Gain on sale of hotels in unconsolidated entities	-	-	(11,182)	-
Impairment loss, discontinued operations	-	8,341	-	8,341
Abandoned projects	-	-	22	-
Charges related to early extinguishment of debt, net of minority interests	-	803	811	1,470
Adjusted EBITDA	91,688	83,787	159,907	159,679
Adjusted EBITDA from discontinued operations	(4,566)	(12,308)	(7,861)	(21,599)
Gain on sale of condominiums	(14,858)	-	(18,139)	-
Same-Store EBITDA	$72,264	$71,479	$133,907	$138,080

FelCor Lodging Trust Incorporated

Supplemental Information

Three and Six Months Ended June 30, 2007

Non-GAAP Financial Measures (continued)

Reconciliation of Adjusted EBITDA to Hotel EBITDA

(in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2007	2006	2007	2006
Adjusted EBITDA	$91,688	$83,787	$159,907	$159,679
Other revenue	(322)	(27)	(452)	(56)
Adjusted EBITDA from discontinued operations	(4,566)	(12,308)	(7,861)	(21,599)
Equity in income from unconsolidated subsidiaries (excluding interest and depreciation expense)	(8,439)	(8,667)	(14,847)	(15,365)
Minority interest in other partnerships (excluding interest and depreciation expense)	(98)	(396)	28	(547)
Consolidated hotel lease expense	17,267	16,404	31,525	30,003
Unconsolidated taxes, insurance and lease expense	(1,896)	(1,567)	(3,599)	(3,149)
Interest income	(1,421)	(847)	(2,667)	(1,636)
Corporate expenses (excluding amortization expense)	4,048	4,654	9,427	9,469
Gain on sale of condominiums	(14,858)	-	(18,139)	-
Hotel EBITDA	$81,403	$81,033	$153,322	$156,799

Reconciliation of Net Income to Hotel EBITDA

(in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2007	2006	2007	2006
Net income	$55,176	$10,145	$84,335	$19,997
Discontinued operations	(25,792)	2,389	(34,099)	(712)
Equity in income from unconsolidated entities	(3,710)	(3,812)	(16,480)	(5,760)
Minority interests	(79)	(844)	(116)	(1,285)
Consolidated hotel lease expense	17,267	16,404	31,525	30,003
Unconsolidated taxes, insurance and lease expense	(1,896)	(1,567)	(3,599)	(3,149)
Interest expense, net	23,207	28,308	46,079	58,816
Charge-off of deferred financing costs	-	295	-	962
Early extinguishment of debt	-	438	-	438
Corporate expenses	5,255	5,562	12,041	11,366
Depreciation	27,155	23,742	52,205	46,179
Abandoned projects	-	-	22	-
Gain on sale of condominiums	(14,858)	-	(18,139)	-
Other revenue	(322)	(27)	(452)	(56)
Hotel EBITDA	$81,403	$81,033	$153,322	$156,799

FelCor Lodging Trust Incorporated

Supplemental Information

Three and Six Months Ended June 30, 2007

Non-GAAP Financial Measures (continued)

Hotel EBITDA and Hotel EBITDA Margin

(dollars in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2007	2006	2007	2006
Total revenue	$265,851	$259,264	$514,520	$510,674
Retail space rental and other revenue	(322)	(27)	(452)	(56)
Hotel operating revenue	265,529	259,237	514,068	510,618
Hotel operating expenses	(184,126)	(178,204)	(360,746)	(353,819)
Hotel EBITDA	$81,403	$81,033	$153,322	$156,799
Hotel EBITDA margin	30.7%	31.3%	29.8%	30.7%

Reconciliation of Ratio of Operating Income to Total Revenue to Hotel EBITDA Margin

	Three Months Ended June 30,		Six Months Ended June 30,
	2007	2006	2007	2006
Ratio of operating income to total revenue	12.8%	14.2%	12.0%	14.2%
Retail space rental and other revenue	(0.1)	-	(0.1)	-
Unconsolidated taxes, insurance and lease expense	(0.7)	(0.5)	(0.7)	(0.6)
Consolidated hotel lease expense	6.5	6.3	6.1	5.9
Corporate expenses	2.0	2.1	2.3	2.2
Depreciation	10.2	9.2	10.2	9.0
Hotel EBITDA margin	30.7%	31.3%	29.8%	30.7%

Reconciliation of Total Operating Expense to Hotel Operating Expense

(dollars in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2007	2006	2007	2006
Total operating expenses	$231,907	$222,345	$452,940	$438,218
Unconsolidated taxes, insurance and lease expense	1,896	1,567	3,599	3,149
Consolidated hotel lease expense	(17,267)	(16,404)	(31,525)	(30,003)
Corporate expenses	(5,255)	(5,562)	(12,041)	(11,366)
Abandoned projects	-	-	(22)	-
Depreciation	(27,155)	(23,742)	(52,205)	(46,179)
Hotel operating expenses	$184,126	$178,204	$360,746	$353,819

FelCor Lodging Trust Incorporated

Supplemental Information

Three and Six Months Ended June 30, 2007

Non-GAAP Financial Measures (continued)

Substantially all of our non-current assets consist of real estate. Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminish predictably over time. Since real estate values instead have historically risen or fallen with market conditions, most industry investors consider supplemental measures of performance, which are not measures of operating performance under GAAP, to be helpful in evaluating a real estate company’s operations. These supplemental measures, including FFO, Adjusted FFO, EBITDA, Adjusted EBITDA, Same-Store EBITDA, Hotel EBITDA and Hotel EBITDA margin, are not measures of operating performance under GAAP. However, we consider these non-GAAP measures to be supplemental measures of a hotel REIT’s performance and should be considered along with, but not as an alternative to, net income as a measure of our operating performance.

FFO and EBITDA

The White Paper on Funds From Operations approved by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”), defines FFO as net income or loss (computed in accordance with GAAP), excluding gains or losses from sales of property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures are calculated to reflect FFO on the same basis.  We compute FFO in accordance with standards established by NAREIT.

This may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition or that interpret the current NAREIT definition differently than we do.

EBITDA is a commonly used measure of performance in many industries. We define EBITDA as net income or loss (computed in accordance with GAAP) plus interest expenses, income taxes, depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures are calculated to reflect EBITDA on the same basis.

Adjustments to FFO and EBITDA

We adjust FFO and EBITDA when evaluating our performance because management believes that the exclusion of certain additional recurring and non-recurring items described below provides useful supplemental information to investors regarding our ongoing operating performance and that the presentation of Adjusted FFO, Adjusted EBITDA and Same-Store EBITDA, when combined with GAAP net income, EBITDA and FFO, is beneficial to an investor’s better understanding of our operating performance.

•

Gains and losses related to early extinguishment of debt and interest rate swaps – We exclude gains and losses related to early extinguishment of debt and interest rate swaps from FFO and EBITDA because we believe that it is not indicative of ongoing operating performance of our hotel assets. This also represents an acceleration of interest expense or a reduction of interest expense, and interest expense is excluded from EBITDA.

FelCor Lodging Trust Incorporated

Supplemental Information

Three and Six Months Ended June 30, 2007

Non-GAAP Financial Measures (continued)

•

Impairment losses – We exclude the effect of impairment losses and gains or losses on disposition of assets in computing Adjusted FFO and Adjusted EBITDA because we believe that including these is not consistent with reflecting the ongoing performance of our remaining assets. Additionally, we believe that impairment charges and gains or losses on disposition of assets represent accelerated depreciation or excess depreciation, and depreciation is excluded from FFO by the NAREIT definition and from EBITDA.

•

Cumulative effect of a change in accounting principle – Infrequently, the Financial Accounting Standards Board promulgates new accounting standards that require the consolidated statements of operations to reflect the cumulative effect of a change in accounting principle. We exclude these one-time adjustments in computing Adjusted FFO and Adjusted EBITDA because they do not reflect our actual performance for that period.

In addition, to derive Adjusted EBITDA, we adjust EBITDA for gains or losses on the sale of assets because we believe that including them in EBITDA is not consistent with reflecting ongoing performance of our remaining assets. Additionally, the gain or loss on sale of depreciable assets represents either accelerated depreciation or excess depreciation in previous periods, and depreciation is excluded from EBITDA.

To derive Same-Store EBITDA, we make the same adjustments to EBITDA as for Adjusted EBITDA and, additionally, exclude EBITDA from discontinued operations and gains and losses from the disposition of non-hotel related assets.

Hotel EBITDA and Hotel EBITDA Margin

Hotel EBITDA and Hotel EBITDA margin are commonly used measures of performance in the industry and give investors a more complete understanding of the operating results over which our individual hotels and operating managers have direct control. We believe that Hotel EBITDA and Hotel EBITDA margin are useful to investors by providing greater transparency with respect to two significant measures used by us in our financial and operational decision-making. Additionally, these measures facilitate comparisons with other hotel REITs and hotel owners. We present Hotel EBITDA and Hotel EBITDA margin by eliminating corporate-level expenses, depreciation and expenses related to our capital structure. We eliminate corporate-level costs and expenses because we believe property-level results provide investors with supplemental information with respect to the ongoing operating performance of our hotels and the effectiveness of management on a property-level basis. We eliminate depreciation and amortization, even though they are property-level expenses, because we do not believe that these non-cash expenses, which are based on historical cost accounting for real estate assets and implicitly assume that the value of real estate assets diminish predictably over time, accurately reflect an adjustment in the value of our assets. We also eliminate consolidated percentage rent paid to unconsolidated entities, which is effectively eliminated by minority interest expense and equity in income from unconsolidated subsidiaries, and include the cost of unconsolidated taxes, insurance and lease expense, to reflect the entire operating costs applicable to our hotels.

FelCor Lodging Trust Incorporated

Supplemental Information

Three and Six Months Ended June 30, 2007

Non-GAAP Financial Measures (continued)

Limitations of Non-GAAP Measures

The use of these non-GAAP financial measures has certain limitations. FFO, Adjusted FFO, EBITDA, Adjusted EBITDA, Same-Store EBITDA, Hotel EBITDA and Hotel EBITDA margin, as presented by us, may not be comparable to FFO, Adjusted FFO, EBITDA, Adjusted EBITDA, Same-Store EBITDA, Hotel EBITDA and Hotel EBITDA margin as calculated by other real estate companies. These measures do not reflect certain expenses that we incurred and will incur, such as depreciation and interest or capital expenditures. Management compensates for these limitations by separately considering the impact of these excluded items to the extent they are material to operating decisions or assessments of our operating performance. Our reconciliations to the GAAP financial measures, and our consolidated statements of operations and cash flows, include interest expense, capital expenditures, and other excluded items, all of which should be considered when evaluating our performance, as well as the usefulness of our non-GAAP financial measures.

These non-GAAP financial measures are used in addition to and in conjunction with results presented in accordance with GAAP. They should not be considered as alternatives to operating profit, cash flow from operations, or any other operating performance measure prescribed by GAAP. Neither should FFO, FFO per share, Adjusted FFO, Adjusted FFO per share, EBITDA, Adjusted EBITDA or Same-Store EBITDA be considered as measures of our liquidity or indicative of funds available for our cash needs, including our ability to make cash distributions. FFO per share does not measure, and should not be used as a measure of, amounts that accrue directly to the benefit of stockholders. FFO, Adjusted FFO, EBITDA, Adjusted EBITDA, Same-Store EBITDA, Hotel EBITDA and Hotel EBITDA margin reflect additional ways of viewing our operations that we believe when viewed with our GAAP results and the reconciliations to the corresponding GAAP financial measures provide a more complete understanding of factors and trends affecting our business than could be obtained absent this disclosure. Management strongly encourages investors to review our financial information in its entirety and not to rely on a single financial measure.

FelCor Lodging Trust Incorporated

Supplemental Information

Three and Six Months Ended June 30, 2007

Debt Summary

(dollars in thousands)

Debt Outstanding

	Encumbered	Interest Rate at	Maturity	Consolidated
	Hotels	June 30, 2007	Date	Debt
Line of credit(a)	none	L + 1.75	January 2009	$-
Senior term notes	none	8.50	June 2011	299,037
Senior term notes	none	L + 1.875	December 2011	215,000
Total line of credit and senior debt(b)		7.98		514,037

Mortgage debt(c)	12 hotels	L + 0.93	November 2008	250,000
Mortgage debt	7 hotels	6.57	June 2009-2014	90,010
Mortgage debt	7 hotels	7.32	March 2009	122,576
Mortgage debt	8 hotels	8.70	May 2010	167,727
Mortgage debt	6 hotels	8.73	May 2010	121,106
Mortgage debt	1 hotel	L + 2.85	August 2008	15,500
Mortgage debt	1 hotel	5.81	July 2016	12,687
Other	1 hotel	9.17	August 2011	4,056
Total mortgage debt(b)	43 hotels	7.41		783,662
Total		7.64%		$1,297,699

(a)

We have a borrowing capacity of $125 million on our line of credit. The interest on this line can range from 175 to 225 basis points over LIBOR based on our leverage ratio as defined in our line of credit agreement.

(b)	Interest rates are calculated based on the average outstanding debt at June 30, 2007.
(c)	This debt has three one-year extension options.

Debt Statistics at June 30, 2007

Weighted average interest	7.64%
Fixed interest rate debt to total debt	63.0%
Weighted average maturity of debt	5 years
Mortgage debt to total assets	30.7%

FelCor Lodging Trust Incorporated

Supplemental Information

Three and Six Months Ended June 30, 2007

Debt Summary (continued)

At June 30, 2007, future scheduled principal payments on outstanding debt are as follows

(in thousands):

Year	Secured Debt	Unsecured Debt	Total
2007	$6,467	$-	$6,467
2008	29,233	-	29,233
2009	142,240	-	142,240
2010	274,457	-	274,457
2011(a)	253,030	515,000	768,030
2012 and thereafter	78,235	-	78,235
Discount	-	(963)	(963)
Total debt	$783,662	$514,037	$1,297,699

(a)	Included in this amount is a $250,000 loan that has three, one-year extension options extending the maturity of this debt from 2008 to 2011.

At June 30, 2007, we had unconsolidated 50 percent investments in ventures that owned an aggregate of 18 hotels. These ventures had approximately $194 million of non-recourse mortgage debt, all of which is secured by hotel assets. Our pro rata share of this non-recourse debt was $97 million.

FelCor Lodging Trust Incorporated

Supplemental Information

Three and Six Months Ended June 30, 2007

PORTFOLIO DATA

Portfolio Distribution at June 30, 2007

(83 consolidated hotels included in continuing operations, same store basis)

Brand	Hotels	Rooms	% of Total Rooms	% of 2006 Hotel EBITDA(a)
Embassy Suites Hotels	47	12,127	51	57
Holiday Inn-branded	17	6,305	26	18
Starwood-branded	9	3,217	13	15
Doubletree-branded	7	1,471	6	7
Hilton-branded	2	559	2	2
Other	1	403	2	1

Top Markets
South Florida area	5	1,434	6	7
Atlanta	5	1,462	6	7
San Francisco Bay area	6	2,141	9	6
Los Angeles area	4	898	4	5
Orlando	5	1,690	7	5
Dallas	4	1,333	6	5
Phoenix	3	798	3	4
San Diego	1	600	2	4
Minneapolis	3	736	3	4
Northern New Jersey	3	756	3	3
Washington, D.C.	1	443	2	3
Philadelphia	2	729	3	3
Chicago	3	795	3	3
San Antonio	3	874	4	3
Boston	2	532	2	3

Location
Suburban	32	8,200	34	37
Urban	20	6,362	26	25
Airport	20	6,203	26	24
Resort	11	3,317	14	14

Segment
Upper-upscale	65	17,374	72	81
Full service	17	6,305	26	18
Upscale	1	403	2	1

(a)	Hotel EBITDA is more fully described on page 15 of this supplement.

FelCor Lodging Trust Incorporated

Supplemental Information

Three and Six Months Ended June 30, 2007

Detailed Operating Statistics by Brand

(83 consolidated hotels included in continuing operations, same store basis)

	Occupancy (%)
	Three Months Ended June 30,			Six Months Ended June 30,
	2007	2006	%Variance	2007	2006	%Variance
Embassy Suites Hotels	75.3	77.5	(2.8)	73.9	77.0	(4.0)
Holiday Inn-branded hotels	73.6	76.3	(3.6)	68.5	73.4	(6.7)
Starwood-branded hotels(a)	71.6	72.5	(1.2)	70.2	71.8	(2.2)
Doubletree-branded hotels	71.2	78.7	(9.4)	71.4	76.6	(6.7)
Other hotels(b)	77.3	74.1	4.4	65.7	67.6	(2.8)

Total hotels	74.2	76.5	(3.0)	71.5	75.0	(4.6)

	ADR ($)
	Three Months Ended June 30,			Six Months Ended June 30,
	2007	2006	%Variance	2007	2006	%Variance
Embassy Suites Hotels	140.99	133.49	5.6	144.62	135.53	6.7
Holiday Inn-branded hotels	117.03	109.66	6.7	115.10	108.09	6.5
Starwood-branded hotels(a)	127.65	124.27	2.7	129.62	123.77	4.7
Doubletree-branded hotels	146.22	130.87	11.7	147.88	132.23	11.8
Other hotels(b)	140.86	137.48	2.5	135.19	129.10	4.7

Total hotels	133.35	126.09	5.8	135.10	126.56	6.8

	RevPAR ($)
	Three Months Ended June 30,			Six Months Ended June 30,
	2007	2006	%Variance	2007	2006	%Variance
Embassy Suites Hotels	106.18	103.45	2.6	106.86	104.36	2.4
Holiday Inn-branded hotels	86.11	83.70	2.9	78.87	79.39	(0.7)
Starwood-branded hotels(a)	91.38	90.07	1.5	90.97	88.82	2.4
Doubletree-branded hotels	104.15	102.93	1.2	105.65	101.23	4.4
Other hotels(b)	108.90	101.81	7.0	88.80	87.23	1.8

Total hotels	98.94	96.40	2.6	96.62	94.87	1.8

(a)	Starwood-branded hotels include eight Sheraton-branded hotels and one Westin hotel.
(b)	Other hotels include two Hilton-branded hotels and one Crowne Plaza hotel.

FelCor Lodging Trust Incorporated

Supplemental Information

Three and Six Months Ended June 30, 2007

Detailed Operating Statistics for FelCor’s Top Markets

(83 consolidated hotels included in continuing operations, same store basis)

	Occupancy (%)
	Three Months Ended June 30,			Six Months Ended June 30,
	2007	2006	%Variance	2007	2006	%Variance
South Florida area	72.4	78.5	(7.8)	79.5	83.5	(4.7)
Atlanta	78.1	77.2	1.1	76.3	78.6	(3.0)
San Francisco Bay area	78.9	77.3	2.1	72.9	74.8	(2.6)
Los Angeles area	79.1	74.3	6.4	78.3	76.2	2.8
Orlando	80.6	84.5	(4.6)	79.9	82.1	(2.7)
Dallas	65.9	72.1	(8.7)	68.1	73.3	(7.0)
Phoenix	68.0	74.1	(8.2)	74.9	78.6	(4.7)
San Diego	73.9	80.4	(8.0)	76.2	81.3	(6.2)
Minneapolis	78.5	70.7	11.0	73.9	68.2	8.2
Northern New Jersey	76.7	74.5	2.9	68.3	70.2	(2.7)
Washington, D.C.	73.8	70.9	4.0	68.2	66.4	2.8
Philadelphia	72.4	82.5	(12.2)	64.2	71.2	(9.9)
Chicago	73.7	81.0	(9.0)	66.9	74.3	(10.0)
San Antonio	83.3	82.7	0.8	77.6	80.4	(3.5)
Boston	70.2	81.1	(13.5)	61.1	73.4	(16.8)
	ADR ($)
	Three Months Ended June 30,			Six Months Ended June 30,
	2007	2006	%Variance	2007	2006	%Variance
South Florida area	136.12	131.30	3.7	169.74	157.77	7.6
Atlanta	121.00	121.26	(0.2)	123.11	120.69	2.0
San Francisco Bay area	138.57	130.87	5.9	135.16	126.40	6.9
Los Angeles area	158.32	144.69	9.4	154.54	138.46	11.6
Orlando	103.44	98.39	5.1	112.94	105.27	7.3
Dallas	122.26	113.01	8.2	126.57	114.58	10.5
Phoenix	136.17	122.69	11.0	160.24	142.68	12.3
San Diego	156.12	138.75	12.5	154.28	137.30	12.4
Minneapolis	142.94	136.96	4.4	141.12	134.76	4.7
Northern New Jersey	157.64	148.57	6.1	155.21	147.48	5.2
Washington, D.C.	169.09	166.46	1.6	170.86	165.76	3.1
Philadelphia	145.77	135.14	7.9	135.85	126.83	7.1
Chicago	136.50	124.31	9.8	130.22	119.40	9.1
San Antonio	111.04	107.06	3.7	110.33	103.01	7.1
Boston	157.89	157.03	0.5	150.49	146.59	2.7
	RevPAR ($)
	Three Months Ended June 30,			Six Months Ended June 30,
	2007	2006	%Variance	2007	2006	%Variance
South Florida area	98.50	103.08	(4.4)	135.02	131.76	2.5
Atlanta	94.51	93.67	0.9	93.92	94.89	(1.0)
San Francisco Bay area	109.33	101.15	8.1	98.48	94.59	4.1
Los Angeles area	125.21	107.54	16.4	121.04	105.44	14.8
Orlando	83.32	83.10	0.3	90.21	86.41	4.4
Dallas	80.52	81.50	(1.2)	86.23	83.97	2.7
Phoenix	92.55	90.87	1.9	120.05	112.20	7.0
San Diego	115.43	111.55	3.5	117.54	111.56	5.4
Minneapolis	112.26	96.86	15.9	104.23	91.95	13.3
Northern New Jersey	120.84	110.70	9.2	105.98	103.53	2.4
Washington, D.C.	124.72	118.07	5.6	116.59	110.05	5.9
Philadelphia	105.59	111.47	(5.3)	87.19	90.30	(3.4)
Chicago	100.61	100.67	(0.1)	87.11	88.78	(1.9)
San Antonio	92.51	88.50	4.5	85.65	82.85	3.4
Boston	110.77	127.42	(13.1)	91.92	107.63	(14.6)

FelCor Lodging Trust Incorporated

Supplemental Information

Three and Six Months Ended June 30, 2007

Pro Rata Share of Rooms Owned

	Hotels	Room Count at June 30, 2007
Consolidated hotels in continuing operations	83	24,082
Unconsolidated hotel operations	5	761
Total hotels	88	24,843

50% joint ventures	18	(2,089)
60% joint ventures	1	(214)
75% joint ventures	1	(55)
90% joint ventures	3	(68)
97% joint venture	1	(11)
Total owned rooms by joint venture partners		(2,437)
Pro rata share of rooms owned		22,406

Capital Expenditures (dollars in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2007	2006	2007	2006
Improvements and additions to consolidated hotels	$71,585	$35,602	$138,488	$70,449
Joint venture partners’ prorata share of additions to hotels	(840)	(268)	(2,078)	(518)
Prorata share of unconsolidated additions to hotels	5,825	2,259	9,517	6,485
Total additions to hotels(1)	$76,570	$37,593	$145,927	$76,416

(1)	Includes capitalized interest, property taxes, ground leases and certain employee costs.

FelCor Lodging Trust Incorporated

Supplemental Information

Three and Six Months Ended June 30, 2007

	Rooms	% Owned(a)
Renovation Completion Schedule

Completed 2006
Charleston (Mills House - Historic Downtown), SC - Holiday Inn(b)	214
Dana Point (Doheny Beach), CA - Doubletree Guest Suites	195
Minneapolis (Airport), MN - Embassy Suites(b)	310
Napa Valley, CA - Embassy Suites(b)	205
Nashville (Airport/Opryland Area), TN - Embassy Suites	296
Nashville (Opryland/Airport Briley Parkway), TN - Holiday Inn Select	383
Piscataway (Somerset), NJ - Embassy Suites(b)	221
Vienna (Tysons Corner), VA - Sheraton(b)	443	50%

Completed First Quarter 2007
Atlanta (Airport), GA - Embassy Suites(b)	232
Atlanta (Galleria), GA - Sheraton Suites(b)	278
Austin, TX - Doubletree Guest Suites(b)	189	90%
Baltimore (BWI Airport), MD - Embassy Suites(b)	251	90%
Charlotte (Southpark), NC - Doubletree Guest Suites	208
Chicago (Northshore/Deerfield-Northbrook), IL - Embassy Suites(b)	237
Houston (Medical Center), TX - Holiday Inn & Suites	287
Lexington (Lexington Green), KY - Hilton Suites(b)	174
Orlando (International Airport), FL - Holiday Inn Select(b)	288
Orlando (Walt Disney World Resort), FL - Doubletree Guest Suites	229
San Antonio (International Airport), TX - Holiday Inn Select(b)	397
San Francisco (Burlingame Airport), CA - Embassy Suites	340
San Francisco (Fisherman's Wharf), CA - Holiday Inn	585
San Francisco (South San Francisco Airport), CA - Embassy Suites(b)	312
St. Paul (Downtown), MN - Embassy Suites(b)	208
Secaucus (Meadowlands), NJ - Embassy Suites(b)	261	50%
Toronto (Yorkdale), CAN - Holiday Inn	370

Completed Second Quarter 2007
Atlanta (Gateway-Atlanta Airport), GA - Sheraton	395
Baton Rouge, LA - Embassy Suites(b)	223
Boston (Government Center), MA - Holiday Inn Select	303
Chicago (Lombard/Oak Brook), IL - Embassy Suites(b)	262	50%
Chicago (O'Hare Airport), IL - Sheraton Suites(b)	296
Dallas (Market Center), TX – Embassy Suites	244
Parsippany, NJ - Embassy Suites(b)	274	50%
Philadelphia (Historic District), PA - Holiday Inn	364
Pittsburgh (At University Center-Oakland), PA - Holiday Inn Select(b)	251

FelCor Lodging Trust Incorporated

Supplemental Information

Three and Six Months Ended June 30, 2007

Renovation Completion Schedule – (continued)

	Rooms	% Owned(a)
Completed Second Quarter 2007 – (continued)
San Rafael (Marin County/Conference Center), CA - Embassy Suites(b)	235	50%
Tampa (On Tampa Bay), FL - Doubletree Guest Suites(b)	203
Toronto (Airport), CAN - Holiday Inn Select	445

Third and Fourth Quarter 2007 Completions
Atlanta (Perimeter Center), GA - Embassy Suites(b)	241	50%
Austin (North), TX - Embassy Suites(b)	260	50%
Birmingham, AL - Embassy Suites(b)	242
Boca Raton, FL - Embassy Suites(b)	263
Boston (Marlborough), MA – Embassy Suites(b)	229
Burlington (Hotel & Conference Center), VT - Sheraton(b)	309
Cocoa Beach (Oceanfront), FL - Holiday Inn	500
Corpus Christi, TX - Embassy Suites(b)	150
Dallas (DFW International Airport-South), TX - Embassy Suites(b)	305
Dallas (Love Field), TX - Embassy Suites(b)	248
Deerfield Beach (Boca Raton/Deerfield Beach Resort), FL - Embassy Suites(b)	244
Ft. Lauderdale (17th Street), FL - Embassy Suites(b)	358
Ft. Lauderdale (Cypress Creek), FL - Sheraton Suites(b)	253
Indianapolis (North), IN - Embassy Suites(b)	221	75%
Jacksonville (Baymeadows), FL - Embassy Suites(b)	277
Kansas City (Plaza), MO - Embassy Suites(b)	266	50%
Los Angeles (Anaheim Located near Disneyland Park), CA - Embassy Suites(b)	222
Los Angeles (El Segundo International Airport South), CA - Embassy Suites	349	97%
Miami (International Airport), FL - Embassy Suites(b)	316
Milpitas (Silicon Valley), CA - Embassy Suites(b)	266
Orlando (International Drive Resort), FL - Holiday Inn	652
Orlando (International Drive South), FL - Embassy Suites(b)	244
Orlando (North), FL - Embassy Suites	277
Philadelphia (Society Hill), PA - Sheraton(b)	365
Phoenix (Biltmore), AZ - Embassy Suites(b)	232
Phoenix (Tempe), AZ - Embassy Suites(b)	224
Raleigh (Crabtree), NC - Embassy Suites(b)	225	50%
Raleigh, NC - Doubletree Guest Suites(b)	203
San Antonio (International Airport), TX - Embassy Suites(b)	261	50%
San Antonio (N.W. I-10), TX - Embassy Suites(b)	216	50%
San Diego (On the Bay), CA - Holiday Inn	600
Santa Barbara (Goleta), CA - Holiday Inn	160
Wilmington, DE - Doubletree(b)	244	90%

FelCor Lodging Trust Incorporated

Supplemental Information

Three and Six Months Ended June 30, 2007

Renovation Completion Schedule – (continued)

	Rooms	% Owned(a)
2008 Completions
Atlanta (Buckhead), GA – Embassy Suites(b)	316
Bloomington, MN - Embassy Suites(b)	218
Charlotte, NC – Embassy Suites(b)	274	50%
Dallas (Park Central), TX – Westin	536	60%
Kansas City (Overland Park), KS – Embassy Suites(b)	199	50%
Myrtle Beach (At Kingston Plantation), SC - Embassy Suites	255
Myrtle Beach Resort, SC - Hilton	385
New Orleans, LA – Embassy Suites(b)	370
New Orleans (French Quarter), LA – Holiday Inn	374
Oxnard (Mandalay Beach Resort & Conference Center), CA – Embassy Suites	248
Phoenix (Crescent Hotel), AZ – Sheraton(b)	342
San Francisco (Union Square), CA – Crowne Plaza	403
Santa Monica (Beach at the Pier), CA – Holiday Inn	132

Projected Renovation Program Summary ($ in millions)
Completion Date	Project Cost	Hotels Completed	Rooms Completed
Fourth Quarter 2006	$46	8	2,267
First Quarter 2007	82	17	4,846
Second Quarter 2007	59	12	3,495
Third and Fourth Quarter 2007	184	33	9,422
2008	59	13	4,052
Total(1)	$430	83	24,082

(1)	Does not include redevelopment costs and represents our prorata share of project costs.

Unconsolidated Operations	Rooms	% Owned(a)
Hays, KS – Hampton Inn(b)	114	50%
Hays, KS – Holiday Inn(b)	191	50%
New Orleans (Chateau LeMoyne -In French Quarter/Historic Area), LA – Holiday Inn(b)	171	50%
Salina, KS – Holiday Inn(b)	192	50%
Salina (I-70), KS – Holiday Inn Express & Suites(b)	93	50%

(a)	We own 100% of the real estate interests unless otherwise noted.
(b)	This hotel is encumbered by mortgage debt or capital lease obligation.

FelCor Lodging Trust Incorporated

Supplemental Information

Three and Six Months Ended June 30, 2007

Hotels Sold in 2007

Property	Date Sold	Rooms	Total Gross Sales Price Per Quarter (in millions)
Hotels sold during the quarter ended March 31, 2007:
Los Angeles (Covina/I-10) Covina, CA – Embassy Suites(a)	Feb 2007	155
Palm Desert (Palm Desert Resort), CA – Embassy Suites	Feb 2007	202
Stamford, CT – Holiday Inn Select	March 2007	198
		555	$64.7
Hotels sold during the quarter ended June 30, 2007:
Houston (Intercontinental Airport), TX – Holiday Inn	May 2007	415
Dallas (Park Central), TX – Sheraton	May 2007	438
Dallas (Park Central Area), TX – Embassy Suites	June 2007	279
Dallas (West End/Convention Center) TX – Hampton Inn	June 2007	309
Lexington, KY – Sheraton Suites	June 2007	155
Brunswick, GA – Embassy Suites	June 2007	130
Troy – (North - Auburn Hills), MI – Embassy Suites	June 2007	251
Tulsa (I-44), OK – Embassy Suites	June 2007	244
		2,221	$126.3

(a)	This hotel was sold by one of our 50% owned unconsolidated joint ventures for gross proceeds of $22.0 million.